SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported)           July 23, 2004

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of incorporation)

000-49966	04-3687717
(Commission File Number)	(I.R.S. Employer
Identification No.)

501 South James Campbell Blvd. Columbia, Tennessee	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (931) 380-2265

Item 9 and Item 12. Regulation FD and Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99 PRESS RELEASE

Item 9 and Item 12. Regulation FD and Results of Operations and Financial Condition

     This Current Report on Form 8-K is being furnished to disclose the press release issued by Community First, Inc. on July 23, 2004. This press release, which is furnished as Exhibit 99 hereto pursuant to Item 9 and Item 12 of Form 8-K, was to announce results for the second quarter of 2004 and the resignation of Mark Hines.

Exhibit No.	Description
99.	Press Release dated July 23, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FIRST, INC. (Registrant)
Date: July 23, 2004	/s/ Marc R. Lively
	Name:	Marc R. Lively
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No:	Description
99.	Press Release dated July 23, 2004.

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